UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]

Definitive Information Statement

LOTUS CAPITAL CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]

No fee required

[  ]

$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

LOTUS CAPITAL CORP

P.O. Box 110310

Naples, Florida 34108-0106

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Lotus Capital Corp., (the “Company”) in connection with the approval by a majority of the stockholders to do a 1:10 reverse split.

We,” “us,” “our,” and the “Company” refer to Lotus Capital Corp., a Nevada corporation.

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company’s financial performance.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE REVERSE SPLIT

On August 11, 2005, the Board of Directors unanimously approved the 1:10 reverse split, subject to the approval of the Company’s stockholders.  The record date established by the Board for purposes of determining the number of outstanding shares of voting stock entitled to vote on the reverse split was August 12, 2005 (the “Record Date”).  On the Record Date, stockholders owning greater than a majority of the outstanding shares of Common Stock approved the reverse split by action taken without a meeting in accordance with Nevada law.  No further vote of our stockholders is required.

On the effective date of the reverse split, the number of issued and outstanding shares of common stock of the Company will be reduced from a total of 2,335,200 shares which were outstanding on the Record Date, to approximately 233,520 shares.

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around September 6, 2005 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent.  Stockholders who did not consent to the reverse split are not entitled to dissenter’s rights under Nevada law.

The reverse split will be effective no sooner than twenty (20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE REVERSE SPLIT

Q.

Why did I receive this Information Statement?

A.

Applicable laws require us to provide you information regarding the reverse split even though your vote is neither required nor requested for the reverse split to become effective.

Q.

What will I receive when the reverse split is effective?

A.

The reverse split has already been approved, and you will not receive anything notifying you that the reverse split has become effective.

Q.

When do you expect the reverse split to become effective?

A.

The reverse split will become effective on approximately September 26, 2005.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the reverse split pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q.

What do I need to do now?

A.

Nothing.  This Information Statement is purely for your information and does not require or request you to do anything.

Q.

Whom can I contact with questions?

A.

If you have any questions about any of the actions to be taken by the Company, please contact the Company.

ACTIONS BY THE BOARD OF DIRECTORS

AND CONSENTING SHAREHOLDERS

In accordance with Section 78.315 of the Nevada Revised Statutes, on August 11, 2005, our Board of Directors, believing it to be in the best interests of the Company, and its stockholders, approved the reverse split.  In accordance with Section 78.320 of the Nevada Revised Statutes, on August 12, 2005 the proposed reverse split was approved by shareholders holding more than a majority of the Company’s issued and outstanding shares.

Background

On August 11, 2005, the Board consented to decrease the number of issued and outstanding shares of the Company through authorization of a 1:10 reverse stock split of all issued and outstanding shares, without causing a reduction in the total number of authorized shares.

Approval by Stockholders

Pursuant to Section 78.2055 of the Nevada Revised Statutes, any decrease in the number of issued and outstanding shares without a corresponding decrease in the number of authorized shares requires approval by a majority of our shareholders.  In order to obtain the required approval of our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed reverse split, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock.  The elimination of the need for a special meeting of stockholders to approve the reverse split is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action.  The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the reverse split was August 12, 2005.

As of the Record Date, the Company had 2,335,200 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable.  Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders.  Stockholders do not have rights to cumulate their votes in the election of directors under the Company’s Articles of Incorporation or applicable provisions of the Nevada General Corporation Law.

On the record date, stockholders holding 1,575,000 shares of Common Stock, or approximately 67.45% of the issued and outstanding shares of Common Stock, approved the reverse split.  No further vote of our stockholders is required for the Company to effect the reverse split.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company’s stockholders.

No Dissenter’s or Appraisal Rights

Stockholders who did not consent to the reverse split are not entitled to the dissenter’s or appraisal rights provided in Section 92A.300 et seq. of the Nevada Revised Statues.

Effective Date

The reverse split will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders.  The Company anticipates that the reverse split will be effective on approximately September 26, 2005.

THE REVERSE SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE REVERSE SPLIT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE REVERSE SPLIT AND ITS EFFECT AND TO PROVIDE YOU WITH INFORMATION ABOUT THE REVERSE SPLIT AND THE BACKGROUND OF THIS TRANSACTION.

PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to approve the reverse split was August 12, 2005.  As of the Record Date, the Company had a total of 2,335,200 shares of Common Stock issued and outstanding.  The following table sets forth, as of the date of the Record Date, stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class

Mid-Continental Securities Corp. (2) P.O. Box 110310 Naples, Florida 34108-0106	1,275,000	54.59%

Gary Yankelowitz 645 5th Avenue, Suite 403 New York, NY 10022	575,000	24.62%

Sapphire Consultants, Inc. (3) 1682 Ivory Cane Pointe Naples, FL 34119	300,000	12.85%

Jose Acevedo P.O. Box 110310 Naples, Florida 34108-0106	0	0

Richard Starke P.O. Box 110310 Naples, Florida 34108-0106	0	0

Joseph Pioppi P.O. Box 110310 Naples, Florida 34108-0106	0	0

All officers and directors as a Group (3 in number)	0	0

(1)

The person named is an officer, director, or both.

(2)

Frank Pioppi (90%) and Vital Patel (10%) are the owners of Mid-Continental  Securities Corp. Except for their respective ownership interest in Mid-Continental, neither have any affiliation with the Company.

 (3) Michelle P. Suppes is the 100% beneficial owner.

THE BOARD OF DIRECTORS

August 29, 2005